Exhibit 99.4


                                                                EXECUTION COPY
                                                                --------------

================================================================================



                         GSAA HOME EQUITY TRUST 2007-6


                           ASSET-BACKED CERTIFICATES


                                 SERIES 2007-6


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                 AS TRUSTEE FOR GSAA HOME EQUITY TRUST 2007-6
                                  as Assignee


                                      and


                         WACHOVIA MORTGAGE CORPORATION
                                  as Servicer


                            and as acknowledged by

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                              as Master Servicer


                                  Dated as of
                                 May 30, 2007



================================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated May 30, 2007 (this "Agreement"), among GS Mortgage Securities Corp. (the "Assignor" or "Depositor"), Deutsche Bank National Trust Company ("Deutsche Bank"), not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") on behalf of GSAA Home Equity Trust 2007-6 (the "Assignee"), Wachovia Mortgage Corporation (the "Servicer") and as acknowledged by Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer").

            For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

            1. Assignment, Assumption and Conveyance.

            The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) certain mortgage loans acquired through the Goldman Sachs Residential Mortgage Conduit Program (the "Mortgage Loans") listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A and (b) solely insofar as it relates to the Mortgage Loans, that certain Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2006 (the "Servicing Agreement"), by and between Goldman Sachs Mortgage Company as predecessor to the Assignor (in such capacity, the "Owner") and the Servicer. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Master Servicing and Trust Agreement, dated as of May 1, 2007 (the "Trust Agreement"), among the Depositor, Deutsche Bank, as Trustee and as a custodian, U.S. Bank National Association, as a custodian, The Bank of New York Trust Company, National Association, as a custodian and Wells Fargo, as Master Servicer, securities administrator and as a custodian.

            The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof or (iii) the rights and obligations of the Owner under the Servicing Agreement relating to the Owner's right to terminate the Servicer, the Owner's right to receive information from the Servicer, and the Owner's obligation to execute certain confidentiality agreements.

            The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

            The parties hereto agree that with respect to the Mortgage Loans being serviced under the Servicing Agreement the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule.

            2. Recognition of the Assignee.

            (a) The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Servicer shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to (A) the Mortgage Loans and (B) the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 2.07 of the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article III of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) after the date hereof in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.

            (b) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

            (c) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer with respect to the Mortgage Loans and that the Master Servicer, acting on behalf of the Trustee as the owner of the Mortgage Loans, shall have the same rights with respect to the Mortgage Loans as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to the Trustee, on behalf of the trust formed pursuant to the Trust Agreement. Such rights that Master Servicer may enforce on behalf of the Trustee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement with respect to the Mortgage Loans upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer with respect to the Mortgage Loans under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer with respect to the Mortgage Loans under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer with respect to the Mortgage Loans.

      (d) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement with respect to the Mortgage Loans shall be delivered to the Master Servicer at the address set forth in
Section 7 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

                  Wells Fargo Bank, National Association
                  ABA #: 121000248
                  For credit to: SAS Clearing
                  Acct #: 3970771416
                  FFC to: GSAA 2007-6 Acct # 53154300

            3. Monthly Reporting.

            Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) calendar day of each month (or if such tenth (10th) calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in the format set forth in Exhibit B hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit C hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer and (c) information regarding the realized losses and gains in the format set forth in Exhibit D hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer, and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

            4. Representations and Warranties of the Assignee.

            The Assignee warrants and represents to and covenants with, the Assignor, the Servicer and the Trust as of the date hereof that:

            (a) it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Responsible Party other than those contained in the Sale and Servicing Agreement or this Assignment Agreement.

            (b) it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Sale and Servicing Agreement.

            (c) this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5. Representations and Warranties of the Assignor.

            The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

            (a) The Assignor is the sole owner of record and holder of the Mortgage Loans and the indebtedness evidenced by each Mortgage Note. The Mortgage Loans are not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loans to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loans;

            (b) The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Servicer waived any default resulting from any action or inaction by such Mortgagor;

            (c) With respect to the Mortgage Loans, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the Mortgage Loans, including, without limitation, any provisions related to Prepayment Premiums, have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations; and

            (d) With respect to the Mortgage Loans, none of the Mortgage Loans are (a) subject to the Home Ownership and Equity Protection Act of 1994 or (b) classified as "high cost," "threshold," "covered" or "predatory" loans under any other applicable federal, state or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).

            6. Remedies for Breach of Representations and Warranties of the Assignor.

            With respect to the Mortgage Loans, the Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in Section 5 hereof or as set forth in the Servicing Agreement that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in the Servicing Agreement.

            7. Termination; Optional Clean-Up Call.

            In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            In the event that a Person or Persons specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the tenth (10th) day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

            In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

            8. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and Sale Agreement shall remain in full force and effect in accordance with their respective terms.

            9. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a)               in the case of the Servicer,

                              Wachovia Mortgage Corporation
                              1100 Corporate Center Drive
                              Raleigh, North Carolina 27607
                              Attention: Tom Fowler

or such other address as may hereafter be furnished by the Servicer;

            (b)               in the case of the Master Servicer,

                              Wells Fargo Bank, National Association
                              P.O. Box 98 Columbia, Maryland 21046
                              Attention: Client Manager - GSAA 2007-6

                              Or in the case of overnight deliveries:

                              Wells Fargo Bank, National Association
                              9062 Old Annapolis Road,
                              Columbia, Maryland 21045
                              Attention: Client Manager - GSAA 2007-6

or such address as may hereafter be furnished by the Master Servicer;

            (c)               in the case of the Assignee,

                              Deutsche Bank National Trust Company
                              1761 East St. Andrew Place
                              Santa Ana, California 92705-4934
                              Attention: Trust Administration - GS0706
                              Tel.: (714) 247-6000

or such other address as may hereafter be furnished by the Assignee; and

            (d)               in the case of the Assignor,

                              GS Mortgage Securities Corp.
                              85 Broad Street
                              New York, New York 10004
                              Attention:  Chris Gething
                              Tel.: (212) 902-1434
                              Fax:  (212) 256-5107

or such address as may hereafter be furnished by the Assignor.

            10. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            11. Definitions. Any capitalized term used but not defined in this Agreement has the meaning assigned thereto in the Servicing Agreement.

            12. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Deutsche Bank not individually or personally but solely on behalf of GSAA Home Equity Trust 2007-6, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2007-6, (iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2007-6, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2007-6 under this Agreement, the Trust Agreement or any related document.

            13. Third Party Beneficiary. The parties agree that the Master Servicer is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

            14. Miscellaneous.

            (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, or Assignee, respectively, hereunder.

            (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans to the Trust and the assignment of the purchase agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the purchase agreements and the Servicing Agreement.

            (e) In the event that any provision of this Agreement conflicts with any provision of the purchase agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.


                           [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                       GS MORTGAGE SECURITIES CORP.



                                       By:  /s/ Michelle Gill
                                          --------------------------------------
                                       Name: Michelle Gill
                                       Title: Vice President


                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       not in its individual capacity but
                                       solely as Trustee


                                       By:  /s/ Mei Nghia
                                          --------------------------------------
                                       Name: Mei Nghia
                                       Title:    Authorized Signer


                                       WACHOVIA MORTGAGE CORPORATION,
                                       as Servicer



                                       By:  /s/ Kendal A. Leeson
                                           -------------------------------------
                                       Name: Kendal A. Leeson
                                       Title: Vice President

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Master Servicer



By: /s/ Martin Reed
   -------------------------------------
Name: Martin Reed
Title: Vice President

                                   EXHIBIT A
                            Mortgage Loan Schedule
                            ----------------------


   [On File with the Securities Administrator as provided by the Depositor]

                                                               EXHIBIT B

------------------------------------------------------------------------------------------------------------------------------------
Standard Loan Level File Layout - Master Servicing

------------------------------------------------------------------------------------------------------------------------------------

----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
Column Name             Description                                                       Decimal Format Comment
                                                                                                                            Max Size
----------------------------------------------------------------------------------------- ------- ------------------------- --------
Each file requires the following fields:
----------------------------------------------------------------------------------------- ------- ------------------------- --------
SER_INVESTOR_NBR        A value assigned by the Servicer to define a group of loans.              Text up to 20 digits
                                                                                                                                  20
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
LOAN_NBR                A unique identifier assigned to each loan by the investor.                Text up to 10 digits
                                                                                                                                  10
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SERVICER_LOAN_NBR       A unique number assigned to a loan by the Servicer.  This may             Text up to 10 digits
                        be different than the LOAN_NBR.                                                                           10
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SCHED_PAY_AMT           Scheduled monthly principal and scheduled interest payment that        2  No commas(,) or dollar
                        a borrower is expected to pay, P&I constant.                              signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
NOTE_INT_RATE           The loan interest rate as reported by the Servicer.                    4  Max length of 6
                                                                                                                                   6
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
NET_INT_RATE            The loan gross interest rate less the service fee rate as              4  Max length of 6
                        reported by the Servicer.                                                                                  6
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SERV_FEE_RATE           The servicer's fee rate for a loan as reported by the Servicer.        4  Max length of 6
                                                                                                                                   6
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SERV_FEE_AMT            The servicer's fee amount for a loan as reported by the                2  No commas(,) or dollar
                        Servicer.                                                                 signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
NEW_PAY_AMT             The new loan payment amount as reported by the Servicer.               2  No commas(,) or dollar
                                                                                                  signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
NEW_LOAN_RATE           The new loan rate as reported by the Servicer.                         4  Max length of 6
                                                                                                                                   6
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
ARM_INDEX_RATE          The index the Servicer is using to calculate a forecasted rate.        4  Max length of 6
                                                                                                                                   6
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
ACTL_BEG_PRIN_BAL       The borrower's actual principal balance at the beginning of the        2  No commas(,) or dollar
                        processing cycle.                                                         signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
ACTL_END_PRIN_BAL       The borrower's actual principal balance at the end of the              2  No commas(,) or dollar
                        processing cycle.                                                         signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
BORR_NEXT_PAY_DUE_DATE  The date at the end of processing cycle that the borrower's               MM/DD/YYYY
                        next payment is due to the Servicer, as reported by Servicer.                                             10
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SERV_CURT_AMT_1         The first curtailment amount to be applied.                            2  No commas(,) or dollar
                                                                                                  signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SERV_CURT_DATE_1        The curtailment date associated with the first curtailment                MM/DD/YYYY
                        amount.                                                                                                   10
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
CURT_ADJ_ AMT_1         The curtailment interest on the first curtailment amount, if           2  No commas(,) or dollar
                        applicable.                                                               signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SERV_CURT_AMT_2         The second curtailment amount to be applied.                           2  No commas(,) or dollar
                                                                                                  signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SERV_CURT_DATE_2        The curtailment date associated with the second curtailment               MM/DD/YYYY
                        amount.                                                                                                   10
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
CURT_ADJ_ AMT_2         The curtailment interest on the second curtailment amount, if          2  No commas(,) or dollar
                        applicable.                                                               signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------






----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
Exhibit B: Continued    Standard Loan Level File Layout

----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
Column Name             Description                                                       Decimal Format Comment
                                                                                                                             Max
                                                                                                                            Size
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SERV_CURT_AMT_3         The third curtailment amount to be applied.                            2  No commas(,) or dollar
                                                                                                  signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SERV_CURT_DATE_3        The curtailment date associated with the third curtailment                MM/DD/YYYY
                        amount. 10
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
CURT_ADJ_AMT_3          The curtailment interest on the third curtailment amount, if           2  No commas(,) or dollar
                        applicable.                                                               signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
PIF_AMT                 The loan "paid in full" amount as reported by the Servicer.            2  No commas(,) or dollar
                                                                                                  signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
PIF_DATE                The paid in full date as reported by the Servicer.                        MM/DD/YYYY
                                                                                                                                  10
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
                                                                                                  Action Code Key:
ACTION_CODE             The standard FNMA numeric code used to indicate the                       15=Bankruptcy,                   2
                        default/delinquent status of a particular loan.                           30=Foreclosure, , 60=PIF,
                                                                                                  63=Substitution,
                                                                                                  65=Repurchase,70=REO
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
INT_ADJ_AMT             The amount of the interest adjustment as reported by the               2  No commas(,) or dollar
                        Servicer.                                                                 signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor Adjustment amount, if applicable.               2  No commas(,) or dollar
                                                                                                  signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount, if applicable.                        2  No commas(,) or dollar
                                                                                                  signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
LOAN_LOSS_AMT           The amount the Servicer is passing as a loss, if applicable.           2  No commas(,) or dollar
                                                                                                  signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
                        Plus the following applicable fields:
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SCHED_BEG_PRIN_BAL      The scheduled outstanding principal amount due at the beginning        2  No commas(,) or dollar
                        of the cycle date to be passed through to investors.                      signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SCHED_END_PRIN_BAL      The scheduled principal balance due to investors at the end of         2  No commas(,) or dollar
                        a processing cycle.                                                       signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SCHED_PRIN_AMT          The scheduled principal amount as reported by the Servicer for         2  No commas(,) or dollar
                        the current cycle -- only applicable for Scheduled/Scheduled              signs ($)                       11
                        Loans.
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
SCHED_NET_INT           The scheduled gross interest amount less the service fee amount        2  No commas(,) or dollar
                        for the current cycle as reported by the Servicer -- only                 signs ($)                       11
                        applicable for Scheduled/Scheduled Loans.
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
ACTL_PRIN_AMT           The actual principal amount collected by the Servicer for the          2  No commas(,) or dollar
                        current reporting cycle -- only applicable for Actual/Actual              signs ($)                       11
                        Loans.
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
ACTL_NET_INT            The actual gross interest amount less the service fee amount           2  No commas(,) or dollar
                        for the current reporting cycle as reported by the Servicer --            signs ($)                       11
                        only applicable for Actual/Actual Loans.
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
PREPAY_PENALTY_ AMT     The penalty amount received when a borrower prepays on his loan        2  No commas(,) or dollar
                        as reported by the Servicer.                                              signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
PREPAY_PENALTY_ WAIVED  The prepayment penalty amount for the loan waived by the               2  No commas(,) or dollar
                        servicer.                                                                 signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------






----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
Exhibit B: Continued    Standard Loan Level File Layout

----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
Column Name             Description                                                       Decimal Format Comment
                                                                                                                            Max Size
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
MOD_DATE                The Effective Payment Date of the Modification for the loan.              MM/DD/YYYY
                                                                                                                                  10
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
MOD_TYPE                The Modification Type.                                                    Varchar - value can be
                                                                                                  alpha or numeric                30
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
DELINQ_P&I_ADVANCE_AMT  The current outstanding principal and interest advances made by        2  No commas(,) or dollar
                        Servicer.                                                                 signs ($)                       11
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------
                        Flag to indicate if the repurchase of a loan is due to a breach           Y=Breach
BREACH_FLAG             of Representations and Warranties                                         N=NO Breach                      1
                                                                                                  Let blank if N/A
----------------------- ----------------------------------------------------------------- ------- ------------------------- --------


                                                               EXHIBIT C

                                              Standard File Layout - Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
Column/Header Name                                                 Description                           Decimal    Format
                                                                                                                    Comment
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by the Servicer.  This may be different than the LOAN_NBR
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
LOAN_NBR                        A unique identifier assigned to each loan by the originator.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
CLIENT_NBR                      Servicer Client Number
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
BORROWER_FIRST_NAME             First Name of the Borrower.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
BORROWER_LAST_NAME              Last name of the borrower.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
PROP_ADDRESS                    Street Name and Number of Property
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
PROP_STATE                      The state where the  property located.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
PROP_ZIP                        Zip code where the property is located.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment is due to the                             MM/DD/YYYY
                                servicer at the end of processing cycle, as reported by Servicer.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was filed.                                   MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy was filed.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to the bankruptcy filing.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy has been approved                          MM/DD/YYYY
                                by the courts
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From Bankruptcy. Either                                MM/DD/YYYY
                                by Dismissal, Discharged and/or a Motion For Relief Was Granted.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved By The Servicer                           MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is Scheduled To End/Close                        MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually Completed                                  MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the servicer with instructions                  MM/DD/YYYY
                                to begin foreclosure proceedings.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to Pursue Foreclosure                            MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in a Foreclosure Action                    MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is expected to occur.                          MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                                            MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FRCLSR_SALE_AMT                 The amount a property sold for at the foreclosure sale.                     2       No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
EVICTION_START_DATE             The date the servicer initiates eviction of the borrower.                           MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
EVICTION_COMPLETED_DATE         The date the court revokes legal possession of the property                         MM/DD/YYYY
                                from the borrower.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
LIST_PRICE                      The price at which an REO property is marketed.                             2       No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
LIST_DATE                       The date an REO property is listed at a particular price.                           MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
OFFER_AMT                       The dollar value of an offer for an REO property.                           2       No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
OFFER_DATE_TIME                 The date an offer is received by DA Admin or by the Servicer.                       MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
REO_CLOSING_DATE                The date the REO sale of the property is scheduled to close.                        MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                                             MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------


------------------------------- ------------------------------------------------------------------------ ---------- ----------------
OCCUPANT_CODE                   Classification of how the property is occupied.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
PROP_CONDITION_CODE             A code that indicates the condition of the property.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
PROP_INSPECTION_DATE            The date a  property inspection is performed.                                       MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
APPRAISAL_DATE                  The date the appraisal was done.                                                    MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
CURR_PROP_VAL                   The current "as is" value of the property based on brokers                  2
                                price opinion or appraisal.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
REPAIRED_PROP_VAL               The amount the property would be worth if repairs are                       2
                                completed pursuant to a broker's price opinion or appraisal.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
If applicable:
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
DELINQ_REASON_CODE              The circumstances which caused a borrower to stop paying on a loan.
                                Code indicates the reason why the loan is in default for this cycle.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.            MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                                            No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed Claim Payment                             MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On Claim                             2       No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance Company                                    MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance Company                           2       No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was Issued By The Pool Insurer                 MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance Company                              2       No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                                           MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                                            2       No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                                             MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                                             2       No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With HUD                                            MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed                                            2       No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                                             MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                                             2       No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans Admin                                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim Payment                                     MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim                                     2       No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
MOTION_FOR_RELIEF_DATE          The date the Motion for Relief was filed                                        10  MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FRCLSR_BID_AMT                  The foreclosure sale bid amount                                                 11  No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
FRCLSR_SALE_TYPE                The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
REO_PROCEEDS                    The net proceeds from the sale of the REO property.                                 No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
BPO_DATE                        The date the BPO was done.
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
CURRENT_FICO                    The current FICO score
------------------------------- ------------------------------------------------------------------------ ---------- ----------------


------------------------------- ------------------------------------------------------------------------ ---------- ----------------
HAZARD_CLAIM_FILED_DATE         The date the Hazard Claim was filed with the Hazard Insurance Company.          10  MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
HAZARD_CLAIM_AMT                The amount of the Hazard Insurance Claim filed.                                 11  No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
HAZARD_CLAIM_PAID_DATE          The date the Hazard Insurance Company disbursed the claim payment.              10  MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
HAZARD_CLAIM_PAID_AMT           The amount the Hazard Insurance Company paid on the claim.                      11  No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
ACTION_CODE                     Indicates loan status                                                               Number
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
NOD_DATE                                                                                                            MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
NOI_DATE                                                                                                            MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
ACTUAL_PAYMENT_PLAN_START_DATE                                                                                      MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
ACTUAL_PAYMENT_ PLAN_END_DATE
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
ACTUAL_REO_START_DATE                                                                                               MM/DD/YYYY
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
REO_SALES_PRICE                                                                                                     Number
------------------------------- ------------------------------------------------------------------------ ---------- ----------------
REALIZED_LOSS/GAIN              As defined in the Servicing Agreement                                               Number
------------------------------- ------------------------------------------------------------------------ ---------- ----------------


Exhibit 2: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
           o    ASUM- Approved Assumption
           o    BAP- Borrower Assistance Program
           o    CO- Charge Off
           o    DIL- Deed-in-Lieu
           o    FFA- Formal Forbearance Agreement
           o    MOD- Loan Modification
           o    PRE- Pre-Sale
           o    SS- Short Sale
           o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
           o    Mortgagor
           o    Tenant
           o    Unknown
           o    Vacant

The Property Condition field should show the last reported condition of the property as follows:
           o    Damaged
           o    Excellent

           o    Fair
           o    Gone
           o    Good
           o    Poor
           o    Special Hazard
           o    Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

            --------------------- ---------------------------------------------
            Delinquency Code      Delinquency Description
            --------------------- ---------------------------------------------
            001                   FNMA-Death of principal mortgagor
            --------------------- ---------------------------------------------
            002                   FNMA-Illness of principal mortgagor
            --------------------- ---------------------------------------------
            003                   FNMA-Illness of mortgagor's family member
            --------------------- ---------------------------------------------
            004                   FNMA-Death of mortgagor's family member
            --------------------- ---------------------------------------------
            005                   FNMA-Marital difficulties
            --------------------- ---------------------------------------------
            006                   FNMA-Curtailment of income
            --------------------- ---------------------------------------------
            007                   FNMA-Excessive Obligation
            --------------------- ---------------------------------------------
            008                   FNMA-Abandonment of property
            --------------------- ---------------------------------------------
            009                   FNMA-Distant employee transfer
            --------------------- ---------------------------------------------
            011                   FNMA-Property problem
            --------------------- ---------------------------------------------
            012                   FNMA-Inability to sell property
            --------------------- ---------------------------------------------
            013                   FNMA-Inability to rent property
            --------------------- ---------------------------------------------
            014                   FNMA-Military Service
            --------------------- ---------------------------------------------
            015                   FNMA-Other
            --------------------- ---------------------------------------------
            016                   FNMA-Unemployment
            --------------------- ---------------------------------------------
            017                   FNMA-Business failure
            --------------------- ---------------------------------------------
            019                   FNMA-Casualty loss
            --------------------- ---------------------------------------------
            022                   FNMA-Energy environment costs
            --------------------- ---------------------------------------------
            023                   FNMA-Servicing problems
            --------------------- ---------------------------------------------
            026                   FNMA-Payment adjustment
            --------------------- ---------------------------------------------
            027                   FNMA-Payment dispute
            --------------------- ---------------------------------------------
            029                   FNMA-Transfer of ownership pending
            --------------------- ---------------------------------------------
            030                   FNMA-Fraud
            --------------------- ---------------------------------------------
            031                   FNMA-Unable to contact borrower
            --------------------- ---------------------------------------------
            INC                   FNMA-Incarceration
            --------------------- ---------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

            --------------------- ---------------------------------------------
                Status Code       Status Description
            --------------------- ---------------------------------------------
                    09            Forbearance
            --------------------- ---------------------------------------------
                    17            Pre-foreclosure Sale Closing Plan Accepted
            --------------------- ---------------------------------------------
                    24            Government Seizure
            --------------------- ---------------------------------------------
                    26            Refinance
            --------------------- ---------------------------------------------
                    27            Assumption
            --------------------- ---------------------------------------------
                    28            Modification
            --------------------- ---------------------------------------------
                    29            Charge-Off
            --------------------- ---------------------------------------------
                    30            Third Party Sale
            --------------------- ---------------------------------------------
                    31            Probate
            --------------------- ---------------------------------------------
                    32            Military Indulgence
            --------------------- ---------------------------------------------
                    43            Foreclosure Started
            --------------------- ---------------------------------------------
                    44            Deed-in-Lieu Started
            --------------------- ---------------------------------------------
                    49            Assignment Completed
            --------------------- ---------------------------------------------
                    61            Second Lien Considerations
            --------------------- ---------------------------------------------
                    62            Veteran's Affairs-No Bid
            --------------------- ---------------------------------------------
                    63            Veteran's Affairs-Refund
            --------------------- ---------------------------------------------
                    64            Veteran's Affairs-Buydown
            --------------------- ---------------------------------------------
                    65            Chapter 7 Bankruptcy
            --------------------- ---------------------------------------------
                    66            Chapter 11 Bankruptcy
            --------------------- ---------------------------------------------
                    67            Chapter 13 Bankruptcy
            --------------------- ---------------------------------------------

                                   EXHIBIT D


Calculation of Realized Loss/Gain Form 332- Instruction Sheet
         NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.


The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         -------------------------------------
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12.    Complete as applicable. Required documentation:

                             * For taxes and insurance advances - see
                  page 2 of 332 form - breakdown required showing period

                             of coverage, base tax, interest,
                     penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                             *  For escrow advances - complete payment history

                                (to calculate advances from last positive
                  escrow balance forward)

                             * Other expenses - copies of corporate advance history showing all payments

                             * REO repairs > $1500 require explanation

                             * REO repairs >$3000 require evidence of
                  at least 2 bids.

                             * Short Sale or Charge Off require P&L
                  supporting the decision and WFB's approved Officer
                  Certificate

                             * Unusual or extraordinary items may
                  require further documentation.

         13. The total of lines 1 through 12.

         Credits:
         --------
-------------------------------------------------------------------------------

           (C) Copyright Wells Fargo Bank, Corporate Trust Services

         14-21. Complete as applicable. Required documentation:

                              * Copy of the HUD 1 from the REO sale. If a
               3rd Party Sale, bid instructions and Escrow Agent / Attorney

                                Letter of Proceeds Breakdown.

                              * Copy of EOB for any MI or gov't guarantee

                              * All other credits need to be clearly defined
               on the 332 form

         22. The total of lines 14 through 21.

         Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         -------------------------------------------
         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Calculation of Realized Loss/Gain Form 332

         Prepared by:  __________________               Date:  _______________
         Phone:  ______________________   Email Address:_____________________


-----------------------     ---------------------     --------------------------
Servicer Loan No.           Servicer Name             Servicer Address


-----------------------     ---------------------     --------------------------

   WELLS FARGO BANK, NATIONAL ASSOCIATION
   Loan No._____________________________

   Borrower's Name: ________________________________________________
   Property Address: ________________________________________________

   Liquidation Type:  REO Sale    3rd Party Sale     Short Sale     Charge Off

   Was this loan granted a Bankruptcy deficiency or cramdown     Yes       No
   If "Yes", provide deficiency or cramdown amount ____________________________

   Liquidation and Acquisition Expenses:
   (1)  Actual Unpaid Principal Balance of Mortgage Loan    $ ___________ (1)
   (2)  Interest accrued at Net Rate                          ____________(2)
   (3)  Accrued Servicing Fees                                ____________(3)
   (4)  Attorney's Fees                                       ____________(4)
   (5)  Taxes (see page 2)                                    ____________(5)
   (6)  Property Maintenance                                  ____________(6)
   (7)  MI/Hazard Insurance Premiums (see page 2)             ____________(7)
   (8)  Utility Expenses                                      ____________(8)
   (9)  Appraisal/BPO                                         ____________(9)
   (10) Property Inspections                                  ____________(10)
   (11) FC Costs/Other Legal Expenses                         ____________(11)
   (12) Other (itemize)                                       ____________(12)
            Cash for Keys__________________________           ____________(12)
            HOA/Condo Fees_______________________             ____________(12)
            ______________________________________            ____________(12)

            Total Expenses                                  $ ____________(13)
   Credits:
   (14) Escrow Balance                                      $ ____________(14)
   (15) HIP Refund                                            ____________(15)
   (16) Rental Receipts                                       ____________(16)
   (17) Hazard Loss Proceeds                                  ____________(17)
   (18) Primary Mortgage Insurance / Gov't Insurance          ____________(18a)
   HUD Part A

                                                              ____________(18b)
   HUD Part B
   (19) Pool Insurance Proceeds                               ____________(19)
   (20) Proceeds from Sale of Acquired Property               ____________(20)
   (21) Other (itemize)                                       ____________(21)
        _________________________________________             ____________(21)

        Total Credits                                       $ ____________(22)
   Total Realized Loss (or Amount of Gain)                  $ ____________(23)

Escrow Disbursement Detail


---------------- -------------- ------------ -------------- --------------- ---------------- ------------------
      Type         Date Paid      Period of    Total Paid     Base Amount      Penalties         Interest
  (Tax /Ins.)                     Coverage
---------------- -------------- ------------ -------------- --------------- ---------------- ------------------

---------------- -------------- ------------ -------------- --------------- ---------------- ------------------

---------------- -------------- ------------ -------------- --------------- ---------------- ------------------

---------------- -------------- ------------ -------------- --------------- ---------------- ------------------

---------------- -------------- ------------ -------------- --------------- ---------------- ------------------

---------------- -------------- ------------ -------------- --------------- ---------------- ------------------

---------------- -------------- ------------ -------------- --------------- ---------------- ------------------

---------------- -------------- ------------ -------------- --------------- ---------------- ------------------

---------------- -------------- ------------ -------------- --------------- ---------------- ------------------